SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 30, 2004

Beckman Coulter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 N. Harbor Boulevard Fullerton, California 92834-3100
(Address of principal executive offices) (Zip Code)

(714) 871-4848
(Registrant’s telephone number, including area code)

Item 7.	Exhibits

99.1	Press Release “Beckman Coulter Announces 2003 Comparable Earnings Per Diluted Share Growth of 15%; Reported EPS Growth of 54%”.

Item 12.	Results of Operations and Financial Condition

On January 30, 2004, Beckman Coulter, Inc. issued the press release attached to this report as Exhibit 99.1 announcing its results for the fourth quarter and year ended December 31, 2003. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1	Press Release “Beckman Coulter Announces 2003 Comparable Earnings Per Diluted Share Growth of 15%; Reported EPS Growth of 54%”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2004
BECKMAN COULTER, INC.

	By:	/s/ WILLIAM H. MAY
Name: William H. May
	Title:	Vice President, General Counsel, and Secretary